Prudential's
Gibraltar Fund, Inc.

[PHOTO OF PRUDENTIAL'S GIBRALTAR FUND, INC APPEARS HERE]

Semiannual Report
to Planholders
Prudential's Financial Security Program

June 30, 1999

                                               [LOGO OF PRUDENTIAL APPEARS HERE]
                                                        The Prudential Insurance
                                                        Company of America
                                                        751 Broad Street
IFS-19990722-A044642                                    Newark, NJ 07102-3777

                   [LOGO OF PRUDENTIAL "ROCK" APPEARS HERE]

Prudential's Financial Security Program is the only account investing in Prudential's Gibraltar Fund, Inc.

Table of Contents

Letter to Planholder...........................................................2
Market Commentary..............................................................4
Investment Outlook.............................................................6
Prudential's Gibraltar Fund, Inc. .............................................8
Financial Reports
    Financial Statements......................................................A1
    Schedule of Investments...................................................B1
    Notes to Financial Statements.............................................C1

Period Ended June 30, 1999


Letter
To Planholder

[PHOTO OF JOHN R. STRANGFELD APPEARS HERE]

John R. Strangfeld
Chairman


Dear Planholder:

This Semiannual Report presents the investment performance of Prudential's Gibraltar Fund, Inc.

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they thought to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the stocks of smaller and economically sensitive companies favored by our value managers are now posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred last year. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market toward the end of the reporting period and helped send long-term interest rates to a 19-month high. Fortunately, the Federal Reserve appears committed to keeping inflation from threatening the economy's growth.

   How did the Gibraltar Fund perform?

Prudential's Gibraltar Fund returned 14.53% for the first half of 1999-- outperforming the Lipper (VIP) Growth Fund Average of 12.60% and the unmanaged S&P 500 Index of 12.30%.

Diversification: Protection against market turbulence

Since most people buy variable annuity products for long-term financial planning, our objective for Prudential's Gibraltar Fund is to achieve above average investment performance over time. This variable annuity, however, should be only one component of a well-diversified financial strategy.

The winds of change in the equity market and the recent turbulence in the bond market illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to revisit your strategy regularly and, when necessary, rebalance your holdings to keep your asset allocation consistent with your long-term objectives and risk tolerance.

As always, remember that past performance is not indicative of future results. Please consult your prospectus for complete details with regard to this fund.

Your Prudential professional will be happy to help you review and structure a program to meet your long-term financial needs. All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.

Sincerely,


/s/ John R. Strangfeld,

John R. Strangfeld,
Chairman,
The Prudential Series Fund, Inc.



July 30, 1999


Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment- related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Fund and, when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Fund but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

1999
Market Commentary

How the Markets Compared/1/

[BAR CHART APPEARS HERE]


                         Return Over      Average Return Over
                         Past 12 Months   Past 20 Years (Annualized)


Money Markets                 4.8%                  6.4%
Bonds                         2.7%                  9.7%
Foreign Stocks               15.7%                 14.5%
U.S. Stocks                  22.8%                 17.9%

This chart compares the 12-month return as of 6/30/99 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

/1/Source: Lipper, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average (VA). Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Composite Stock Price Index.


Market Overview

Investors move out into a safer world

It started in the first quarter of the year, but investors were too risk averse to believe it. By April, however, it could no longer be denied: the world was becoming a safer place to invest. Japan was showing signs that its economy had bottomed and was poised to start growing again; Germany was also hinting at improved economic conditions, and cheaper currencies and lower interest rates were helping to fuel several emerging market economies.

This encouraging economic news prompted many equity investors to look beyond the domestic large-capitalization growth stocks that have played such a big part in driving the market's returns over the past several years. What they found in the United States was stocks of small-cap companies that were ignored for so long they had become bargain priced. Investors also found relatively inexpensive value stocks among the large-cap companies. These stocks included many cyclicals--stocks that typically do well when the economy thrives. Outside the United States, investors found stocks in Asia and emerging markets that were also bargain priced.

Many bond investors responded to a safer global economic environment by pulling out of U.S. Treasury securities and taking advantage of attractive opportunities in higher-yielding markets. Treasuries also fell out of favor because investors expected the Federal Reserve to raise rates in an effort to cool U.S. economic growth before it led to higher inflation. (Higher inflation erodes the fixed value of bond interest payments.) The Federal Reserve finally moved on June 30, when it raised its key short-term interest rate by a quarter of a percentage point to 5%.

The World

What's causing the global rebound?

Asia--the region that sparked a global financial crisis two years ago--could actually be credited with helping the world economies get back on course. Corporate restructuring in many parts of Asia, including Japan and Korea, has accelerated sharply in the last several months. This has helped companies with inexpensive valuations greatly improve their prospects for strong earnings growth. The Asian recovery, in turn, has increased the global demand for commodities, which has helped the commodity exporters in Russia and Latin America. The corporate environment in many parts of Europe is also showing signs of improvement after a disappointing first half of 1999. Company fundamentals remain strong in Europe, and the weaker euro is helping the export sector.

The views expressed are as of July 30, 1999 and are subject to change based on market and other conditions.

S&P 500 Index--Total Return
by Sector
                      YTD 1999
                      --------
Technology              24.8%
Basic Materials         22.2
Energy                  19.4
Capital Goods           18.5
Communication Services  17.1
Financials              12.8
Consumer Cyclicals      12.3
Transportation          11.4
Utilities                1.2
Health Care             -0.4
Consumer Staples        -2.2

S&P 500 Index           12.4
--------------------------------------------------------------------------------
Source: Standard & Poor's as of 6/30/99. The S&P 500 Composite Stock Price Index is an unmanaged index of stocks that provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.


Stock Market

No longer narrowly focused

When the first half of 1999 drew to a close, it had become obvious that a broader group of stocks was now benefiting from this accelerated global growth. The Russell 2000 Index of small-company stocks outperformed the other major stock indexes. The stock market had placed exceptionally high capitalizations (the total price of a corporation's outstanding stock) on a few popular companies.

These "mega-caps" had absorbed a lot of investors' funds, while smaller companies were much lower priced. So, when investors sold some of their shares of the mega-caps, enough money was released to have a very large impact on the prices of small-company stocks. They surged. In many cases, merger and acquisition activity was a catalyst for a bargain-priced company's gains.

Bond Market

Caught off-guard by strong global economic growth

Treasury prices fell early in the second quarter as investors sold these government securities to participate in both the wealth of corporate debt offerings and in the strong stock market. Occasional economic reports that hinted at inflation also caused temporary "hiccups" in the debt market that started to become almost routine until mid-May. That's when April's much-higher-than-expected Consumer Price Index report was released, which was soon followed by the Federal Reserve's announcement that it was more inclined to raise interest rates.

These events prompted a major sell-off in the bond market. The yield on the benchmark 30-year Treasury bond--which moves in the opposite direction of its price--rose from 5.63% on March 31 to a high of 6.19% on June 24, a level not seen since November 1997. As it turned out, this sharp sell-off was unwarranted in light of the fact that the Federal Reserve increased short-term interest rates by only a quarter of a percentage point.

In anticipation of an increase in short-term interest rates, investors drove prices lower in almost all sectors of the U.S. fixed-income market during the second half of the quarter and spreads (the difference in yield between corporate bonds and Treasuries) also widened in both the high-grade and high-yield (junk) bond markets.

Surprisingly, the spread between yields of Treasuries and some better-quality corporates (A-rated and AA-rated) widened more than the spread between Treasuries and lower-rated corporates. This is due, in part, to the large supply of new investment-grade corporate issues, which came to market during this period.

1999
Investment Outlook


Economic Outlook

Fed to tread slowly

Investors are expected to pay very close attention to world economies during the second half of the year, and the United States economy will probably be the most closely scrutinized of all. We expect to see strong U.S. growth coupled with a moderate increase in inflation.

As we enter the second half of the year, we still think that Y2K preparations (particularly inventory building), combined with the underlying healthy pace of growth, will push overall economic readings back up to around the 4% level. With oil and commodity prices now no longer declining and substantially smaller declines being registered for other non-oil import prices, the Consumer Price Index inflation rate should move slightly higher. When Alan Greenspan and the Federal Reserve meet in August, these trends could prompt them to announce that they are more inclined to raise interest rates. It usually takes six months for interest rate moves to be felt in the economy. We think the Federal Reserve will probably be reluctant to actually raise rates in August, because the move would be felt early next year when the economy quite possibly may slow down anyway in response to Y2K factors.

Just what those factors might be remains to be seen. Since Y2K is a unique event the impact of which cannot be gauged by previous experience, all forecasts are subject to greater risk than usual over the next three quarters.

Outlook

Stock Market

Rally to continue to broaden

As the U.S. economy continues to grow and it becomes more apparent that the world is a safer place for investing, we expect investors to still be attracted to U.S. small-company stocks and value stocks, both of which remain relatively inexpensive compared to large-cap growth stocks.

However, the recent move out of growth stocks and into small-company and value stocks happened so quickly it will not be surprising if this new trend pauses from time to time to digest the value gains.

International markets are expected to become more attractive to investors as well. Since stocks in Europe are not as expensive as those in the S&P 500-- international markets could perform better than the S&P 500 over the next 12 to 18 months. In Japan, corporate restructurings are helping to improve earnings and should eventually bring about economic growth.

A word of caution, however: Asian and Latin American countries have rebounded so quickly from such depressed levels that it wouldn't be unusual to see those markets pause as some investors take their profits.

Safer world helps commodities stage a comeback

With global growth accelerating, the economies of many developing nations may have the wind at their backs for the first time in a while. This could prove beneficial to most of the world's commodity producers, since global inventories of resources such as aluminum and nickel are low and there is little excess production capacity.

The Asian economic and financial crisis caused large inventory liquidations of many commodities from Far Eastern consumers. With the world beginning to recover, not only will demand increase but depleted inventories will have to be rebuilt.

While prices of commodity company stocks are up significantly in 1999, they have considerable room to go higher. Long-term supply and demand trends are turning very positive. Soon the strengths we see in oil will spill over into other commodity markets.

Bond Market Outlook

Looking for good value

Given expectations for strong U.S. economic growth, we have increased our range for the yield on the 30-year Treasury bond from 5.25% to 6.25%. In the current environment, high-yield corporate bonds represent good value.

High expectations for high-yield sector

Because of their low correlation to other financial products, high-yield corporate bonds (also known as "junk bonds") are an attractive way for suitable investors to diversify a portfolio. While Treasuries performed poorly during the first half of the year, high-yield corporates generated a positive return despite a couple of rough months.

The Federal Reserve's decision to increase short-term rates only slightly and remove its tightening bias is particularly encouraging to the high-yield sector. Treasury yields have risen since the beginning of the year; therefore, spreads (the difference in yield between high-yield bonds and Treasuries) are not as wide as they were in January. However, they are still wide based on historical levels.

Default rates, which rose during the first half of the year, shouldn't increase dramatically from current levels, because economic growth continues to be strong. Since interest rates are not expected to move significantly between now and the end of the year, high-yield bonds should earn their coupons and even realize a little capital appreciation.

Prudential's Gibraltar Fund, Inc.


Performance Summary.

The Prudential Gibraltar Fund returned 14.53% over the past half year, almost two percentage points ahead of both the Lipper (VIP) Growth Fund Average and the unmanaged S&P 500 Index. This excellent six-month return, by historical standards, was primarily due to our selection of technology and financial stocks.

Average Annual Returns Through June 30, 1999

                                 Six     One    Three    Five    Ten
                                Months   Year   Years   Years    Years
--------------------------------------------------------------------------------
Gibraltar Fund/1/               14.53%  26.88%  25.73%  21.26%  18.04%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg./2/     12.60%  20.28%  24.02%  24.04%  17.48%
--------------------------------------------------------------------------------
S&P 500/3/                      12.30%  22.76%  29.11%  27.86%  18.76%
--------------------------------------------------------------------------------

Gibraltar Fund inception date: 3/14/68.


$10,000 Invested Over Ten Years

                           [LINE GRAPH APPEARS HERE]

               S&P 500      GIBRALTER FUND/1/      LIPPER (VIP) GROWTH AVG./2/

1989           $10,000            $10,000                     $10,000
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999           $55,086            $52,536                     $51,348

--------------------------------------------------------------------------------
/1/Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential, Six-month returns not annualized.

/2/The Lipper Variable Insurance Products (VIP) Growth Average is calculated by
   Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

/3/The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.


-----------------------
Fixed Income            Low Risk
-----------------------
Balanced
-----------------------
High Yield Bond
-----------------------
Diversified Stock
-----------------------
Specialized             High Risk
-----------------------

Investment Goal

Growth of Capital


Types of Investments

Primarily stocks of a diversified group of companies in a variety of industries.


Investment Style

The Fund uses a "growth" investment style to select stocks based on their potential to deliver above-average growth in revenue and earnings.


Performance Review.

Uniphase, a fiber optic company, has been one of our largest and most profitable holdings for some time. However, after the company announced plans to merge with JDS Fitel, its shares leaped ahead. Our return on our holdings was about 139% for the six months. The merger was completed in July; the combined entity is called JDS Uniphase Corp. The remainder of our performance came from diverse sources, including other technology holdings such as Applied Materials and EMC. Smaller contributions were made by America Online, Microsoft and Oracle.

Our financials
were led by Providian and MBNA, while energy companies, Enron and Williams, also were among our highest performers.

On the negative side, our health-related stocks all had a poor half year. Prior gains by drug companies and uncertainty about government regulation in the future both created a poor environment for these stocks.

Strategy Session.

Gas pipelines plus. Natural gas has environmental and cost advantages over oil as an energy source, but the low price of oil kept down the price of gas-related companies. When OPEC promised production cuts, this cap was lifted and the price of pipeline capacity and natural gas supplies began to rise.

Both Enron and the Williams Companies already were substantial contributors to our six-month return. But how do you classify the Williams Companies? Williams owns the largest gas pipeline system in the U.S. (by volume), and most of its revenues and earnings come from energy; but it constructed a modern fiber-optic network and much of the excitement about its stock now comes from the value of its telecommunications network. It belongs to two growth industries.

And even more diversity. Tyco International, our largest holding at mid-year, is a very well-managed industrial conglomerate. Its largest unit is Fire and Security Services, the world leader in security and fire-protection systems; but other units make electrical and electronic supplies, medical supplies and equipment, pipe and flow equipment, and other steel equipment for commercial and industrial applications.

As investors regain confidence in U.S. economic growth, we expect the stocks of such industrial businesses to become priced more like those of large-growth companies that are less exposed to economic conditions.


Outlook
Portfolio Manager
Jeffrey T. Rose, CFA

Squeezing a year into six months.

"The first six months of 1999 provided a return above the historical averages for an entire year. After that surge, we would not be surprised to see a period of consolidation. Moreover, renewed concern about computer problems related to the turn of the millennium may slow technology investments in the short-term. We are in a moderately conservative posture, broadly diversified with some industrials, utilities, and energy companies to balance the growth-stock leaders in the technology, health, and finance sectors."



[PHOTO OF JEFFREY T. ROSE APPEARS HERE]

Portfolio Manager
Jeffrey T. Rose


Portfolio Composition

                            as of 6/30/99
                            -------------
Consumer Growth & Staples       33.2%
Technology                      23.2%
Financials                      14.6%
Industrial                      12.2%
Utilities                        9.9%
Energy                           6.3%
Cash & Equivalents               0.6%
---------------------------------------------------
Source: Prudential. Holdings are subject to change.


Top Ten Holdings

                            as of 6/30/99
---------------------------------------------------
Tyco Intl. Ltd.                  3.8%
MCI Worldcom, Inc.               3.3%
JDS Uniphase Corp.               3.3%
Cisco Systems, Inc.              3.2%
General Electric Co.             3.1%
MBNA Corp.                       3.1%
Providian Financial Corp.        2.9%
Enron Corp.                      2.9%
American Intl Group, Inc.        2.8%
Bristol Myers Squibb Co.         2.6%
---------------------------------------------------
Source: Prudential. Holdings are subject to change.

                      [This page intentionally left blank]

                            FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND



STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1999

  ASSETS
    Investments, at value (cost:
      $278,270,546)............................  $  385,806,249
    Cash.......................................           8,431
    Receivable for investments sold............       4,927,068
    Dividends receivable.......................         198,731
                                                 --------------
      Total Assets.............................     390,940,479
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       3,925,655
    Payable to investment adviser..............         117,832
    Accrued expenses...........................          59,030
                                                 --------------
      Total Liabilities........................       4,102,517
                                                 --------------
  NET ASSETS...................................  $  386,837,962
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $1 par value............  $   27,193,076
      Paid-in capital, in excess of par........     216,012,819
                                                 --------------
                                                    243,205,895
    Undistributed net investment income........       1,292,438
    Accumulated net realized gains on
      investments..............................      34,803,926
    Net unrealized appreciation on
      investments..............................     107,535,703
                                                 --------------
    Net assets, June 30, 1999..................  $  386,837,962
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 27,193,076 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        14.23
                                                 --------------
                                                 --------------




STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1999

  INVESTMENT INCOME
    Dividends (net of $1,274 foreign
      withholding tax).........................  $     1,223,970
    Interest...................................          225,997
                                                 ---------------
                                                       1,449,967
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          234,065
    Directors' fees............................            4,000
    Custodian expense..........................              496
    Miscellaneous expenses.....................              214
                                                 ---------------
      Total expenses...........................          238,775
                                                 ---------------
    Less Custodian fee credit..................             (153)
    Net expenses...............................          238,622
                                                 ---------------
  NET INVESTMENT INCOME........................        1,211,345
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       28,509,602
    Net change in unrealized appreciation on
      investments..............................       20,726,956
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       49,236,558
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    50,447,903
                                                 ---------------
                                                 ---------------




STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                                SIX MONTHS
                                                                                                   ENDED             YEAR ENDED
                                                                                               JUNE 30, 1999      DECEMBER 31, 1998
                                                                                             ------------------  -------------------

  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,211,345     $     3,126,992
    Net realized gain on investments.......................................................         28,509,602          33,966,363
    Net change in unrealized appreciation on investments...................................         20,726,956          41,144,598
                                                                                             ------------------  -------------------

    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         50,447,903          78,237,953
                                                                                             ------------------  -------------------

  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................                 --          (3,149,824)
    Distributions from net realized capital gains..........................................                 --         (30,374,602)
                                                                                             ------------------  -------------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................                 --         (33,524,426)
                                                                                             ------------------  -------------------

  CAPITAL TRANSACTIONS:
    Capital stock issued in reinvestment of dividends and distributions [0 and 2,790,053
     shares, respectively].................................................................                 --          32,290,798
    Capital stock repurchased [(1,962,984) and (3,405,733) shares, respectively]...........        (26,116,655)        (40,416,358)
                                                                                             ------------------  -------------------

    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        (26,116,655)         (8,125,560)
                                                                                             ------------------  -------------------

  TOTAL INCREASE IN NET ASSETS.............................................................         24,331,248          36,587,967
  NET ASSETS:
    Beginning of period....................................................................        362,506,714         325,918,747
                                                                                             ------------------  -------------------

    End of period..........................................................................   $    386,837,962     $   362,506,714
                                                                                             ------------------  -------------------

                                                                                             ------------------  -------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                          PRUDENTIAL'S GIBRALTAR FUND
                            SCHEDULE OF INVESTMENTS

JUNE 30, 1999 (UNAUDITED)



LONG-TERM INVESTMENTS -- 99.4%

                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 1)
                                                    -------------  --------------
ADVERTISING -- 1.8%
  Young & Rubicam, Inc. (a).......................        153,400  $    6,970,112
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 7.1%
  Banc One Corp...................................         61,500       3,663,094
  Chase Manhattan Corp............................        100,800       8,731,800
  Providian Financial Corp........................        122,050      11,411,675
  Wells Fargo Co..................................         82,800       3,539,700
                                                                   --------------
                                                                       27,346,269
                                                                   --------------
BROADCASTING SERVICES -- 1.4%
  Infinity Broadcasting Corp. (a).................        177,700       5,286,575
                                                                   --------------
COMPUTER SERVICES -- 11.8%
  America Online, Inc. (a)........................         38,100       4,210,050
  BMC Software, Inc. (a)..........................         74,500       4,023,000
  Cisco Systems, Inc. (a).........................        190,300      12,274,350
  EMC Corp. (a)...................................        143,000       7,865,000
  Juniper Networks, Inc...........................          1,400         208,600
  Microsoft Corp. (a).............................        100,400       9,054,825
  Oracle Corp. (a)................................        214,350       7,957,744
                                                                   --------------
                                                                       45,593,569
                                                                   --------------
COSMETICS & SOAPS -- 5.4%
  Avon Products, Inc..............................        137,700       7,642,350
  Colgate-Palmolive Co............................         39,000       3,851,250
  Gillette Co.....................................         67,600       2,771,600
  Procter & Gamble Co.............................         73,400       6,550,950
                                                                   --------------
                                                                       20,816,150
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.1%
  General Electric Co.............................        105,100      11,876,300
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 9.5%
  Abbott Laboratories.............................        179,500       8,167,250
  Bristol-Myers Squibb Co.........................        145,300      10,234,569
  Cardinal Health, Inc............................        103,950       6,665,794
  Merck & Co., Inc................................        108,900       8,058,600
  Pfizer, Inc.....................................         34,400       3,775,400
                                                                   --------------
                                                                       36,901,613
                                                                   --------------
ELECTRONICS -- 11.4%
  Altera Corp. (a)................................        154,600       5,691,212
  Applied Materials, Inc. (a).....................         71,200       5,259,900
  Broadcom Corp. (Class "A" Stock)................         24,800       3,585,150
  Intel Corp......................................        164,600       9,793,700
  Motorola, Inc...................................         76,100       7,210,475
  JDS Uniphase Corp. (a)..........................         75,900      12,599,400
                                                                   --------------
                                                                       44,139,837
                                                                   --------------
FINANCIAL SERVICES -- 4.7%
  Federal National Mortgage Association...........         95,500       6,529,812
  MBNA Corp.......................................        387,100      11,854,937
                                                                   --------------
                                                                       18,384,749
                                                                   --------------
FOOD & BEVERAGES -- 4.3%
  Coca Cola Enterprises, Inc......................         93,300       2,775,675
  Pepsi Bottling Group, Inc.......................        191,100       4,407,244
  PepsiCo, Inc....................................        249,800       9,664,137
                                                                   --------------
                                                                       16,847,056
                                                                   --------------

JUNE 30, 1999 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 1)
                                                    -------------  --------------

GAS PIPELINES -- 1.9%
  Williams Companies, Inc.........................        169,300  $    7,205,831
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 2.4%
  Healthsouth Corp. (a)...........................        257,500       3,846,406
  IMS Health, Inc.................................        174,300       5,446,875
                                                                   --------------
                                                                        9,293,281
                                                                   --------------
INSURANCE -- 2.8%
  American International Group, Inc...............         93,382      10,931,530
                                                                   --------------
MANUFACTURING -- 5.3%
  Illinois Tool Works, Inc........................         74,300       6,092,600
  Tyco International Ltd..........................        154,200      14,610,450
                                                                   --------------
                                                                       20,703,050
                                                                   --------------
MEDIA -- 6.5%
  CBS Corp. (a)...................................        204,100       8,865,594
  Clear Channel Communications, Inc. (a)..........         81,700       5,632,194
  Interpublic Group of Companies, Inc.............         88,200       7,640,325
  New York Times Co. (Class "A" Stock)............         82,300       3,029,669
                                                                   --------------
                                                                       25,167,782
                                                                   --------------
MINERAL RESOURCES -- 1.2%
  Burlington Resources, Inc.......................        104,700       4,528,275
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.8%
  AES Corp........................................        119,100       6,922,688
                                                                   --------------
OIL & GAS -- 4.2%
  Anadarko Petroleum Corp.........................        185,300       6,821,356
  Exxon Corp......................................         72,500       5,591,563
  Noble Affiliates, Inc...........................        138,000       3,889,875
                                                                   --------------
                                                                       16,302,794
                                                                   --------------
OIL & GAS SERVICES -- 3.8%
  Baker Hughes, Inc...............................        106,600       3,571,100
  Enron Corp......................................        137,100      11,207,925
                                                                   --------------
                                                                       14,779,025
                                                                   --------------
RESTAURANTS -- 2.0%
  McDonald's Corp.................................        184,300       7,613,894
                                                                   --------------
RETAIL -- 1.4%
  CVS Corp........................................        107,500       5,455,625
                                                                   --------------
TELECOMMUNICATIONS -- 3.3%
  MCI Worldcom, Inc. (a)..........................        150,000      12,937,500
                                                                   --------------
TOYS -- 2.3%
  Mattel, Inc.....................................        331,300       8,758,744
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $277,226,546)............................................     384,762,249
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

JUNE 30, 1999 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 0.3%                           (000)         (NOTE 1)
                                                    -------------  --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.3%
  Abbey National Treasury Services, PLC,
    5.85%, 07/01/99
    (cost $1,044,000).............................  $       1,044  $    1,044,000
                                                                   --------------
TOTAL INVESTMENTS -- 99.7%
  (cost $278,270,546; Note 3)....................................     385,806,249
                                                                   --------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.3%............................................       1,031,713
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  386,837,962
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
    PLC -- Public Limited Company (British Corporation)

(a)  Non-income producing security

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

                      NOTES TO THE FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND

GENERAL

Prudential's Gibraltar Fund, Inc. (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund was organized by The Prudential Insurance Company of America (The Prudential) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 1:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities traded on a national securities exchange are valued at the last sales price (or the last bid price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or bid price at the time of close of the New York Stock Exchange on the principal exchange on which such securities are traded. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value is the last bid price available, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) are valued at the closing bid price on the date of valuation provided by a pricing service which utilizes NASDAQ quotations.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares twice a year. Some dividends are paid in cash.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. State franchise taxes were paid for the period that the Fund was incorporated in Delaware. No such commitments exist following reincorporation in Maryland.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                       C1

NOTE 2:  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE: The investment advisory fee, which is computed daily at an effective annual rate of .0125% of the net assets of the Fund, is payable quarterly to The Prudential Insurance Company of America ("The Prudential") as required under the investment advisory agreement. Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions, including custodian fees.

During the six months ended June 30, 1999, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $7,500 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

NOTE 3:  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six-months ended June 30, 1999 aggregated $96,324,303 and $118,461,644, respectively.

The federal income tax basis of the Fund's investments at June 30, 1999 was $278,270,546 and, accordingly, net unrealized appreciation for federal income tax purposes was $107,535,703 (gross unrealized appreciation -- $111,730,154; gross unrealized depreciation -- $4,194,451).

                                       C2

FINANCIAL HIGHLIGHTS
(UNAUDITED)


                                         SIX MONTHS                         YEAR ENDED
                                           ENDED                           DECEMBER 31,
                                          JUNE 30,    ------------------------------------------------------
                                            1999        1998       1997       1996      1995(a)     1994(a)
                                         ----------   ---------  ---------  ---------  ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $ 12.43      $  10.95   $  11.43   $  10.14   $  9.40     $ 11.29
                                         ----------   ---------  ---------  ---------  ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.04          0.12       0.22       0.16      0.18        0.21
Net realized and unrealized gains
  (losses) on investments..............      1.76          2.61       1.84       2.56      1.65       (0.40)
                                         ----------   ---------  ---------  ---------  ---------   ---------
    Total from investment operations...      1.80          2.73       2.06       2.72      1.83       (0.19)
                                         ----------   ---------  ---------  ---------  ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --         (0.12)     (0.21)     (0.15)    (0.17)      (0.22)
Distributions from net realized
  gains................................        --         (1.13)     (2.33)     (1.28)    (0.92)      (1.48)
                                         ----------   ---------  ---------  ---------  ---------   ---------
    Total distributions................        --         (1.25)     (2.54)     (1.43)    (1.09)      (1.70)
                                         ----------   ---------  ---------  ---------  ---------   ---------
Net Asset Value, end of period.........   $ 14.23      $  12.43   $  10.95   $  11.43   $ 10.14     $  9.40
                                         ----------   ---------  ---------  ---------  ---------   ---------
                                         ----------   ---------  ---------  ---------  ---------   ---------
TOTAL INVESTMENT RETURN(b).............     14.53%        25.89%     18.88%     27.13%    19.13%      (1.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $386.8        $362.5     $325.9     $301.3    $261.2      $242.5
Ratios to average net assets:
  Expenses.............................      0.13%(c)      0.13%      0.15%      0.16%     0.14%       0.15%
  Net investment income................      0.65%(c)      0.96%      1.56%      1.38%     1.68%       1.98%
Portfolio turnover rate................        26%          105%       101%        97%      105%         93%

(a) Calculations are based on average month-end shares outstanding.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

                       Prudential's Gibraltar Fund, Inc.
                               Board of Directors


     JOHN R. STRANGFELD                   W. SCOTT McDONALD, JR., Ph.D.
     Chairman,                            Vice President,
     Prudential's Gibraltar Fund, Inc.    Kaludis Consulting Group

     SAUL K. FENSTER, Ph.D.               JOSEPH  WEBER, Ph.D.
     President,                           Vice President,
     New Jersey Institute of  Technology  Interclass (international corporate learning)



Additional information is contained in the prospectuses for Systematic

Investment Plan Contracts, Variable Annuity Contracts and Prudential's Gibraltar

Fund, Inc. These prospectuses contain specific information concerning sales charges and other material facts and should be read carefully before you invest or send money.



For service related questions, please contact the Financial Security Program service area at:

                            [GRAPHIC APPEARS HERE]
                                 (215) 784-3805

Whether providing insurance protection for home, family and business, or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.




P.O. Box 645                                                          Bulk Rate
Fort Washington, PA 19034-0645                                      U.S. Postage
                                                                         PAID
Address Service Requested                                             Prudential








                         [LOGO OF RECYCLING APPEARS HERE]
FSP SAR 6/99                   Printed in the U.S.A.
                               on recycled paper.